                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 9, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

    Maryland                        001-13533                  74-2830661
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(State or other jurisdiction of  (Commission File            (I.R.S. Employer
incorporation or organization)        Number)               Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
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              (Address of principal executive offices)  (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
Exchange  Act (17 CFR  240.14d-2(b))
[ ]  Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On May 9, 2007,  NovaStar  Financial,  Inc. and certain of its  affiliates  (the
"Company")  repaid all outstanding  amounts owed by the Company to Wachovia Bank
N.A. and its  affiliates  ("Wachovia")  under all master  repurchase  agreements between the Company and Wachovia,  as listed in items 1-7 below (the "Repurchase
Agreements").  The  amount  paid  consisted  of  approximately  $4.4  million in short-term  borrowings  and  accrued  interest,  and  approximately  $60,000  is associated expenses.

Simultaneously,  NovaStar Mortgage,  Inc. ("NMI") paid to Wachovia the amount of
$275,000 in full settlement of certain claims asserted by Wachovia, and disputed by NMI,  relating to certain  prior  sales of mortgage  loans by NMI to Wachovia under certain master mortgage loan purchase and interim servicing agreements, as listed in items 8-9 below (the "Loan Purchase Agreements").

In  connection  with the  foregoing,  the Company and  Wachovia  entered  into a
Facility  Termination,  Claim  Settlement  and  Release,  dated May 9, 2008 (the
"Termination  Agreement"),  which  terminated the Repurchase  Agreements and the
Loan Purchase Agreements  (collectively,  the "Agreements"),  and all rights and obligations  thereunder,  except for any obligations that survive termination of the  Agreements  pursuant to the terms  thereof and the  Termination  Agreement.
Pursuant to the Termination  Agreement and upon payment of the amounts described above and  remittance  of certain  servicing-related  funds due to Wachovia  for loans sold to Wachovia in 2007,  Wachovia  released its interests in, and agreed to return to the  Company,  all  assets  held under the  Repurchase  Agreements, consisting  principally  of mortgage  securities  previously  financed under the
Repurchase  Agreements.  As a  result  of  the  termination  of  the  Repurchase
Agreements,  the  Company no longer  has any  outstanding  short-term  borrowing facilities.

The Agreements affected by the Termination Agreement are the following:

         1.  Master  Repurchase  Agreement  (2007 Whole Loan) dated as of May 9,
2007, among Wachovia Bank, National Association, NFI Repurchase Corporation, NMI
Repurchase  Corporation,  NMI Property Financing,  Inc., HomeView Lending, Inc.,
NovaStar Financial Inc., NFI Holding Corporation and NovaStar Mortgage, Inc.

         2. Master Repurchase Agreement (2007 Non-investment  Grade) dated as of
May 31, 2007, among Wachovia Investment Holdings,  LLC, Wachovia Capital Markets
LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp.

         3. Master Repurchase  Agreement (2007 Investment Grade) dated as of May
31, 2007, among Wachovia Bank,  National  Association,  Wachovia Capital Markets
LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp.

         4.  Master  Repurchase  Agreement  (New York) dated as of July 6, 2007, between Wachovia Bank, National Association and NovaStar Mortgage, Inc.

         5.  Guaranty  and  Pledge  Agreement  dated as of April 25,  2007 among
NovaStar  Financial,  Inc.,  NovaStar Mortgage,  Inc., NFI Holding  Corporation,
HomeView Lending Inc. and Wachovia Bank, National Association.

         6.  Guaranty  and  Pledge  Agreement  dated  as of May 31,  2007  among
NovaStar Financial,  Inc., NFI Holding Corporation,  and Wachovia Bank, National
Association.

         7.  Guaranty  and  Pledge  Agreement  dated  as of May 31,  2007  among
NovaStar  Financial,  Inc.,  NFI Holding  Corporation,  and Wachovia  Investment
Holdings, LLC.

         8. Master Mortgage Loan Purchase and Interim  Servicing  Agreement,  as
amended and restated as of June 1, 2005,  between  NovaStar  Mortgage,  Inc. and
Wachovia Bank, National Association.

         9. Master Mortgage Loan Purchase and Interim  Servicing  Agreement,  as
amended and restated as of December 1, 2005, between NovaStar Mortgage, Inc. and
Wachovia Bank, National Association.

The  foregoing  is a summary  of the terms of the  Termination  Agreement.  This summary  is  qualified  in its  entirety  by  reference  to the full text of the
Termination  Agreement,  which  is  attached  hereto  as  Exhibit  10.1  and  is incorporated herein by reference.

In addition to the financing  agreements listed above,  Wachovia in the past has routinely  engaged in other  ordinary  course  financial  transactions  with the
Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document
-----------    --------

10.1           Facility Termination,  Claim Settlement and Release, dated May 9,
               2008, by and among NovaStar Mortgage, Inc., NovaStar Certificates
               Financing LLC, NovaStar Certificates Financing  Corporation,  NFI
               Repurchase Corporation,  NMI Repurchase Corporation, NMI Property
               Financing,  Inc.,  HomeView Lending,  Inc.,  NovaStar  Financial,
               Inc.,  NFI Holding  Corporation,  Wachovia Bank,  N.A.,  Wachovia
               Capital Markets, LLC, and Wachovia Investment Holdings, LLC

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         NOVASTAR FINANCIAL, INC.

DATE:  May 13, 2008                        /s/ Rodney Schwatken
                                         ---------------------------------------
                                               Rodney Schwatken
                                               Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Document
-----------    --------

10.1           Facility Termination,  Claim Settlement and Release, dated May 9,
               2008, by and among NovaStar Mortgage, Inc., NovaStar Certificates
               Financing LLC, NovaStar Certificates Financing  Corporation,  NFI
               Repurchase Corporation,  NMI Repurchase Corporation, NMI Property
               Financing,  Inc.,  HomeView Lending,  Inc.,  NovaStar  Financial,
               Inc.,  NFI Holding  Corporation,  Wachovia Bank,  N.A.,  Wachovia
               Capital Markets, LLC, and Wachovia Investment Holdings, LLC